UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Commission File Number 000-14294
New Jersey	22-2545165
(State of Incorporation)	(IRS Employer Identification No.)

55 Union Boulevard
Totowa, New Jersey 07512
(Address of Principal Executive Offices and Zip Code)

(973) 942-1111
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 19, 2008 the shareholders of Greater Community Bancorp approved the merger of Greater Community Bancorp with and into Valley National Bancorp.  In connection with the approval of the merger, Greater Community Bancorp and Valley National Bancorp issued a joint press release in the form filed as Exhibit 99.1 attached hereto and which is herein incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is being filed with this Report and is attached hereto:

Exhibit No.	Description of Exhibit
99.1	Joint press release of Greater Community Bancorp and Valley National Bancorp, dated June 19, 2008, announcing shareholder merger approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP

Date: June 20, 2008	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer
and Chief Financial Officer